                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 16, 2003

                                 DECORIZE, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                   001-31260                 43-1931810
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification No.)

                  1938 East Phelps, Springfield, Missouri 65802
                    (Address of principal executive offices)

       Registrant's Telephone Number, Including Area Code: (417) 879-3326

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Item 7.           Financial Statements and Exhibits.

(c) Exhibits. The following is filed as an exhibit to this Report.

         99.1     Consolidated Financial Statements of Decorize, Inc. as of and
                  for the years ended June 30, 2003 (unaudited) and June 30,
                  2002, including the report of BKD, LLP, independent
                  accountants, with respect to the Consolidated Financial
                  Statements for the year ended June 30, 2002

Item 9.           Regulation FD Disclosure.

         On September 16, 2003, Decorize, Inc. filed Amendment No. 3 to its
Registration Statement on Form SB-2 (File No. 333-101677), in response to comments made by the Staff of the Securities and Exchange Commission. Decorize
has filed the Registration Statement to register the resale of shares of
Decorize common stock that are outstanding or issuable under certain warrants and convertible notes that have been acquired by the selling stockholders listed therein in private placements made by Decorize. The latest amendment to the
Registration Statement includes the unaudited consolidated balance sheet of
Decorize as of June 30, 2003, and the related consolidated statements of operations, cash flows and changes in stockholders' equity for the year then ended, prepared by Decorize without independent audit, and the consolidated balance sheet as of June 30, 2002, and the related consolidated statements of operations, cash flows and changes in stockholders' equity for the year then ended, which have been audited by BKD, LLP, independent accountants, as set forth in its report thereon, which is included as an exhibit to this report. The referenced financial statements have not previously been filed or otherwise made publicly available by Decorize, and Decorize is filing them as exhibits to this
Current Report on Form 8-K pursuant to its obligations under Regulation FD.

Limitation on Incorporation by Reference: In accordance with general instruction
B.2 of Form 8-K, the

information in this report is furnished under Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934
or otherwise subject to the liability of that section.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DECORIZE, INC.

Date:  September 17, 2003        By:      /s/ Alex Budzinsky
                                      -------------------------------
                                       Name:      Alex Budzinsky
                                       Title:     Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Number   Description
------   -----------

99.1     Consolidated Financial Statements of Decorize, Inc. as of and for the
         years ended June 30, 2003 (unaudited) and June 30, 2002, including the report of BKD, LLP, independent accountants, with respect to the
         Consolidated Financial Statements for the year ended June 30, 2002